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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): October 21, 2004

                                PEOPLESOFT, INC.
             (Exact name of registrant as specified in its charter)



                                     0-20710
                            (Commission file number)


             Delaware                                    68-0137069
    (State or other jurisdiction                       (I.R.S. Employer
         of incorporation)                           Identification Number)



  4460 Hacienda Drive, Pleasanton, CA                     94588-8618
(Address of principal executive offices)                  (Zip Code)



   Registrant's telephone number, including area code:    (925) 225-3000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 2 - Financial Information

     Item 2.02 Results of Operations and Financial Condition.

     On October 21, 2004, PeopleSoft, Inc. issued a press release announcing its earnings results for the third quarter of 2004. A copy of the press release is attached as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

     Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits

         Exhibit 99.1 - Press release issued by PeopleSoft, Inc. dated October 21, 2004





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 21, 2004

                                PEOPLESOFT, INC.


                                By:  /s/ Kevin T. Parker
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                                     Kevin T. Parker
                                     Co-President and Chief Financial Officer



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                                  EXHIBIT INDEX

     Exhibit     Description
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     99.1        Press release issued by PeopleSoft, Inc. dated October 21, 2004